POWER OF ATTORNEY

The undersigned constitutes and appoints David A. Schwarte, James F. Brashear,  Kay Bradley, Matthew O. Haltom, Kristi Wooddell, and

Heather Saunders and each of them acting individually, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, for the following purposes with respect to the securities of Sabre Holdings Corporation, a Delaware corporation (the "Company"):

(1) to prepare, execute, acknowledge, deliver and file with the United States Securities and Exchange Commission

("SEC"), any national securities exchanges and the Company, any notices and reports (including Forms 3, 4, and 5 and any amendments thereto) as such attorney-in-fact considers necessary or advisable under Section 16(a) of the Securities

Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the

"Exchange Act");

(2) to prepare, execute, acknowledge, deliver and file with the SEC, any national securities exchanges and the Company,

any and all notices (including Form 144 and any amendments thereto) of proposed sale of securities pursuant to Rule

144 as such attorney-in-fact considers necessary or advisable under the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended from time to time (the "Securities Act");

(3) to seek and obtain from the SEC, as the undersigned's representative and on the undersigned's behalf, filing codes for the electronic submission of the foregoing filings;

(4) to seek and obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees,

and the undersigned hereby authorizes any such person to release any such information to the undersigned's representative and approves and ratifies any such release of information;

(5) to file copy of this Power of Attorney with the SEC and to perform any and all other acts which such attorney-in-fact considers necessary or desirable for and on behalf of the undersigned in connection with the foregoing.

The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Power of Attorney.

The undersigned acknowledges that:

(1) this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

(2) any documents prepared and/or executed by either such attorney-in-fact on behalf of the undersigned pursuant to this

Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3) neither the Company nor either of such attorneys-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirement of the Exchange Act or Securities Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under

Section 16(b) of the Exchange Act; and

(4) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act and Securities Act, including without limitation the reporting requirements under

Section 16(a) of the Exchange Act.

This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date set out below.

Date:

December 2, 2003

Signature:

/s/ Michelle A. Peluso

Printed Name:

Michelle Peluso

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